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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)   June 12, 1996
                                                           -------------



                             CKE RESTAURANTS, INC.
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               (Exact name of registrant as specified in charter)



         Delaware                       1-13192                33-0602639
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(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                 File Number)         Identification No.)



      1200 North Harbor Boulevard, Anaheim, California              92801
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          (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code    (714) 774-5796
                                                          ---------------------


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         (Former name or former address, if changed since last report)





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Item 5.   Other Events

         On June 12, 1996, CKE Restaurants, Inc. announced the operating results for the 16-week interim period ending May 20, 1996; a copy of which is attached hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)     Not applicable

          (b)     Not applicable

          (c)     Exhibits:

                  99.1     Press Release dated June 12, 1996





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CKE RESTAURANTS, INC.



Date:  June 12, 1996                             By:  /s/ Joseph N. Stein
                                                      -----------------------
                                                      Chief Financial Officer





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                                 EXHIBIT INDEX



Exhibit Number          Description                              Page Number
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     99.1               Press Release dated June 12, 1996             5





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